CONVEYANCE OF OVERRIDING ROYALTY INTEREST

For a good and valuable consideration, the receipt of which is hereby acknowledged, Velocity Energy Partners LP, a Delaware limited partnership, with principal offices located at 523 North Sam Houston Parkway East, Suite 175, Houston, Texas 77060 (“Grantor”), does hereby grant, bargain, sell, transfer, assign and convey to Longview Marquis Master Fund, L.P. (“Grantee”), a British Virgin Island limited partnership, whose address is c/o Summerline Asset Management LLC, 70 West Red Oak Lane, 4th Floor, White Plains, New York  10604, Attention: Robert Brantman, an overriding royalty interest (the “Overriding Royalty”) equal to two and 3948/10,000ths percent (2.3948%) of the Applicable Percentage (defined below) of the oil, gas and other minerals in, under and that may be produced from  each well in which Grantor has a Working Interest (each such well being individually referred to as the “Well” and collectively referred to as the “Wells”) located on the lands covered by the oil and gas leases described on Exhibit “A” attached hereto (such oil and gas leases being hereinafter collectively referred to as the “Subject Leases” and such lands being hereinafter collectively referred to as the “Subject Lands”), it being the intent of this Conveyance to convey an Overriding Royalty equivalent to 2.3948% of all of the interests acquired in the Assignment and Bill of Sale dated September 29, 2009, conveyed from Classic Oil & Gas Resources, Inc. to Velocity Energy Partners LP (the “Assignment”), proportionately reduced to the extent that the interests conveyed to Grantor herein in said Assignment are less than 8/8ths of 100%.

As used herein, the terms (i) “Well ” shall include, without limitation, any Well located on the Subject Lands which are drilled as a substitute well for the Well (collectively, the “Substitute Well”), and any and all deeper, shallower and/or sidetrack extensions of the wellbore of the Well or the Substitute Well, (ii) “Working Interest” and “WI” mean the cost bearing percentage interest that the owner thereof must bear relative to 100% of all costs to explore, develop, and produce oil and/or gas from the applicable portion of the specific Well, and (iii) “Applicable Percentage” shall mean the percentage set forth on Exhibit “A” as the “Working Interest” or “WI” for the Well.

It is understood and agreed that though the Overriding Royalty is conveyed by Grantor to Grantee out of Grantor's interest (such interest, subject to the Overriding Royalty, being herein called the “Burdened Interest”) in the Wells on the Subject Lands conveyed in the Assignment, such Overriding Royalty shall be equal to three percent (2.3948.0%) of the Applicable Percentage, of the oil, gas and other minerals in, under and that may be produced in, through or from the Well (the “ORRI Percentage”), commencing at the Effective Time and at all times thereafter, and the ORRI Percentage shall not be reduced by Grantor for any reason to less than such percentages of the Applicable Percentage for any reason, including, without limitation, the same shall not be reduced if the Working Interest of Grantor in a Well is less than the Working Interest stated on Exhibit “A” with respect to such Well.

TO HAVE AND TO HOLD the Overriding Royalty unto Grantee, its successors and assigns forever.  The Overriding Royalty herein conveyed, and the Burdened Interest of Grantor, shall be subject to the following provisions:

1.           Grantor shall have the obligation to market, or cause to be marketed, the oil, gas and other minerals produced from the Wells and attributable to the Overriding Royalty (the “ORRI Hydrocarbons”) on behalf of and for the account of Grantee in arm's-length transactions with reputable purchasers in accordance with prudent business judgment, with each such sale to be: (i) upon terms and conditions which are the best terms and conditions reasonably available taking into account all relevant circumstances, including without limitation, price, quality of production, access to markets or lack thereof, minimum purchase guarantees, identify of purchaser and length of commitment, (ii) upon terms and conditions at least as favorable as (a) Grantor obtains for the share of oil, gas and/or other minerals attributable to the Burdened Interest in the Wells to which such sale relates, (b) Grantor obtains for its interest in other oil, gas and/or other minerals which are of comparable type and quality and which are produced in the same area as the Subject Lands to which such sale relates, and (c) those obtained by any Affiliates (below defined) of Grantor for oil, gas and/or other minerals produced from the Subject Lands to which such sale relates or from lands in the same area, and (iii) made to a party who is not an Affiliate of Grantor.  As used herein, “Affiliate” shall mean, with respect to any person or entity, another person or entity that, directly or indirectly, (a) has an equity interest in that person or entity, (b) has a common ownership with that person or entity, (c) controls that person or entity, (d) is controlled by that person or entity or (e) shares common control with that person or entity.  “Control” or “controls” for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.  Grantor shall duly perform all obligations performable by it under production sales contracts under which ORRI Hydrocarbons are sold and shall take all appropriate measures to enforce the performance under each such production sales contract of the obligations of the other parties thereto.

2.           Subject to Section 9 hereof, Grantor does hereby represent and warrant to Grantee (i) that Grantor owns the interests specified in Exhibit “A” hereto in and to the Wells (and Grantor has good and marketable title to such interests, free of liens and encumbrances, except liens and encumbrances in favor of Summerline Asset Management, LLC on its own behalf and in its capacity as collateral agent), (ii) that Grantor has good right and authority to sell and convey the Overriding Royalty, and (iii) that this Conveyance of Overriding Royalty Interest (“this Conveyance”) vests in Grantee good and marketable title to the Overriding Royalty free of any other liens and encumbrances not referenced in this sentence.  Grantor hereby covenants and agrees to use its reasonable best efforts to rectify any defects in its title to the interests specified in Exhibit “A” hereto, and otherwise to cause the foregoing representations and warranties to be true and correct in all respects (without giving effect to the exception set forth in the clause at the end of the immediately preceding sentence), to the extent reasonably possible.  Grantor hereby binds itself to warrant and forever defend, all and singular, title to the Overriding Royalty unto Grantee, its successors and assigns, against the claims and demands of all persons claiming or to claim the same or any part thereof by, through or under Grantor.  This Conveyance is made with full substitution and subrogation of Grantee in and to all covenants and warranties by others heretofore given or made.

3.           Grantor shall be obligated to explore, develop, operate and maintain the Burdened Interest as would a prudent operator.  As to any portions of the Burdened Interest as to which Grantor is not the operator, Grantor shall take all such action and exercise all such rights and remedies as are reasonably available to it to cause the operator to so explore, develop, maintain and operate such portions of the Burdened Interest.  Grantor shall promptly (and, unless the same are being contested in good faith and by appropriate proceedings, before the same are delinquent) pay all costs and expenses (including all taxes and all costs, expenses and liabilities for labor, materials and equipment incurred in connection with the Burdened Interests and all obligations to the holders of royalty interests and other interests affecting the Subject Leases) incurred in developing, operating and maintaining the Burdened Interests.

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4.           Grantor shall revise and supplement Exhibit “A” promptly upon any increase in the Grantor’s Working Interest in the Wells or in any Subject Lands, by purchase or otherwise, that occurs at any time prior to the date on which Grantor has repaid in full all of the outstanding Notes (as defined in the Securities Purchase Agreement dated November 13, 2008, between Grantor and Grantor, pursuant to which this Conveyance was originally issued), to reflect such increase and to reflect the accordingly increased “Applicable Percentage” pertaining to the Wells or any Subject Lands.  For purposes of clarification, upon any increase in Grantor’s Working Interests in the Wells or in any Subject Lands that occurs at any time prior to the date on which Grantor has repaid in full all of the outstanding Notes, whether or not Exhibit “A” has been updated in accordance with this Section 4, such increase in Working Interests shall become subject to this Overriding Royalty and with respect to that portion of the Wells or in any Subject Lands in which Grantor increases its Working Interest, such increased Working Interest shall be the revised increased “Applicable Percentage” for such portion of the Wells or any Subject Lands; provided, however, that the ORRI Percentage shall (i) always equal three percent (2.3948.0%) of the Applicable Percentage, as such Applicable Percentage may be increased from time to time pursuant to this Section 4.and (ii) with respect to each portion of the Wells and any Subject Lands identified on Exhibit “A”, the amount of the Applicable Percentage shall never be less than the percentage set forth on such Exhibit “A” as the “Working Interest” or “WI” for the Well, as the same may be increased from time to time pursuant to this Section 4, it being understood that the Burdened Interest shall remain in force and effect in the event of any sale, transfer or other disposition of all or any portion of the Burdened Interest, including without limitation a proposed or intended sale, transfer or disposition of the Burdened Interest by merger, reorganization, consolidation, or by sale of all or substantially all of its assets (other than a sale, transfer or other disposition to a directly or indirectly wholly-owned subsidiary of Grantor), except and to the extent Grantee elects to participate in such sale, transfer or other disposition as contemplated in Section 11 hereof.

5.           Grantee shall be entitled to receive payment for all ORRI Hydrocarbons directly from the purchasers thereof or from other parties obligated to make payment therefor.  Grantor shall cause to be prepared and executed such division orders, transfer orders, or instructions in lieu thereof, as Grantee (or any third party) may require from time to time to cause payments to be made directly to Grantee.  In the event that, for any reason, Grantee cannot (or does not) receive such payments directly, the same shall be collected by Grantor and shall constitute trust funds in Grantor's hands and shall be immediately paid over to Grantor.  Grantee may also, at any time, and from time to time, at Grantee's option, take all or any part of the ORRI Hydrocarbons in kind and all production sales contracts entered into by Grantor covering ORRI Hydrocarbons shall be subject to such right; during such time or times as Grantee is so taking ORRI Hydrocarbons in kind Grantor's obligation to market the same, as provided above, shall be suspended as to the ORRI Hydrocarbons so taken, but shall again become effective where Grantee elects to cease such taking in kind.

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6.           Grantor shall keep full, true, and correct records of the oil, gas, and other hydrocarbons produced from or attributable to the Burdened Interests each calendar month, and the portion attributable to the Overriding Royalty.  Such records may be inspected by Grantee or its authorized representatives and copies thereof may be made by Grantee at all reasonable times upon prior written notice from Grantee to Grantor requesting such inspection and copying.  Grantee shall also have, upon request, access to review all reports, data and information relating to the Burdened Interests or to exploration, development, production and other operations relative to the Burdened Interests. On or before the earlier of (a) the fifth business day after Grantor’s first public disclosure, by issuance of a press release or filing of a report with the Securities and Exchange Commission, of Grantor’s production from the Burdened Interests or other results of operations for the most recently completed fiscal quarter or fiscal year, or (b) the last day on which the Grantor can timely (without giving effect to any extensions of time permitted by Rule 12b-25 under the Securities Exchange Act of 1934) file a quarterly report on Form 10-Q or annual report on Form 10-K, as applicable, with respect to such fiscal quarter of fiscal year, Grantor shall (a) deliver to Grantee a statement (a “Production Statement”) setting forth (i) the production from the Burdened Interests for the most recently completed fiscal quarter, (ii) the portion of such production attributable to the Overriding Royalty, (iii) to the extent Grantee does not receive direct payment of proceeds from sale of ORRI Hydrocarbons (or take ORRI Hydrocarbons in kind) pursuant to Section 5 above, the gross proceeds (“ORRI Collected Proceeds”) attributable to the sale of ORRI Hydrocarbons (and the taxes and other costs permitted to be deducted therefrom under Section 7 below) during such fiscal quarter and (iv) such other data as Grantee may reasonably request in such form as Grantee may reasonably request, and (b) make a payment to Grantee of such ORRI Collected Proceeds (less such costs permitted to be deducted therefrom under Section 7 below) in immediately available funds by wire transfer (or such other form specified by Grantee) to such bank or location as Grantee may direct from time to time in writing.  No Production Statement delivered to Grantee shall contain any information regarding the production from the Burdened Interests that has not been publicly disclosed by Grantor or any other material non-public information.  If any Production Statement contains, or Grantor otherwise provides Grantee, any information regarding aggregate production from the Burdened Interests that has not been publicly disclosed (or any other material non-public information), Grantee shall have the right to make public disclosure of such information and Grantee shall not have any liability to Grantor, any of its subsidiaries or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure.  Grantor shall not publicly disclose its results of operations for any fiscal quarter or fiscal year unless it contemporaneously publicly discloses, or prior thereto has publicly disclosed, the production from the Burdened Interests for the most recently completed fiscal quarter.

7.           The Overriding Royalty shall be free of all costs, expenses, and liabilities, of whatever kind or character, except the Overriding Royalty shall bear its proportionate share of the costs charged to Grantor by a third party (not an Affiliate of Grantor) for compression, dehydration and transportation that are incurred between the first point of receipt of production by such third party and the redelivery of such compressed and dehydrated production to Grantor.  Specifically, but not by way of limitation, the Overriding Royalty shall never bear, either directly or indirectly, any costs, expenses or liabilities for building, constructing, acquiring, drilling, developing, producing, operating, gathering, separating, trucking, or transporting (except as set forth in the first sentence of this Section 7) or any post production expenses, related or pertaining to the Subject Lands, Subject Leases, or wells, pipelines, or other facilities or improvements situated on the Subject Lands or lands pooled therewith, or production of oil and/or gas from the Subject Lands or lands pooled therewith; provided, however, the Overriding Royalty shall bear its proportionate share of (i) the third party costs identified in the first sentence of this Section 7 and (ii) production, severance and similar taxes.

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8.           Grantor agrees to execute and deliver, and, to the extent it is within Grantor's power to do so, to cause any third parties to execute and deliver, to Grantee all such other and additional instruments and to do all such further acts and things as may be necessary more fully to vest in and assure to Grantee all of the rights, titles, interests, remedies, powers and privileges herein granted or intended so to be.

9.           Notwithstanding anything herein to the contrary, both Grantor and Grantee acknowledge that the rights granted to Grantee by Grantor hereunder are subject and subordinate to the rights of R. Ford Francis, as Trustee, and Classic Oil and Gas, Inc. (“Classic”) as Mortgagee, under that certain Mortgage, Deed of Trust, Assignment of Production, Security agreement, Fixture Filing and Financing Statement (the “Classic Oil Mortgage”), dated the __ day of September, 2009, under which Grantor is the Mortgagor; provided, however, that Grantee shall be entitled to receive payment for all ORRI Hydrocarbons hereunder until such time as said Trustee or Mortgagee declares a default by Grantor under the Mortgage, in which case all rights of Grantee, including the rights to receive payment for all ORRI Hydrocarbons hereunder shall be subject to an subordinate to the Classic Oil Mortgage and any such payments otherwise payable to Grantee hereunder shall be paid to Trustee or Mortgagee until all indebtedness of Grantor to Classic, secured by the Mortgage has been paid in full.

10.           Subject to Section 9 hereof, nothing herein contained shall in any way limit or restrict the right of Grantee to sell, convey, assign or mortgage (or grant a deed of trust on) the Overriding Royalty (including its rights, titles, interests, estates, remedies, powers and privileges appurtenant or incident to the Overriding Royalty under this Conveyance) in whole or in part.  No change of ownership of the Overriding Royalty shall be binding upon Grantor until Grantor is furnished with copies of the original documents evidencing such change.  Upon receipt by Grantor of copies of the original documents evidencing a sale, conveyance, assignment or mortgage (or grant of a deed of trust on) the Overriding Royalty, Grantor shall deal with the purchaser or assignee in place of Grantee and shall deal with the mortgagee (or the beneficiary of the deed of trust) in addition to the Grantee, and references herein to the Grantee shall thereafter also be deemed to be references to such purchaser, assignee or mortgagee (or the beneficiary of the deed of trust).

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11.           If the Grantor proposes or intends to make any sale, transfer or other disposition of all or any portion of its Burdened Interest, including without limitation a proposed or intended sale, transfer or disposition of its Burdened Interest by merger, reorganization, consolidation, or by sale of all or substantially all of its assets (other than a sale, transfer or other disposition to a directly or indirectly wholly-owned subsidiary of Grantor), and such sale, transfer or other disposition will result in Grantor owning less than a fifty percent (50%) of the Working Interest in such Burdened Interest as of the date of this instrument, Grantor shall so inform Grantee by notice in writing (the “Transfer Notice”) describing the interest (or portion thereof) that is the subject of such proposed or intended sale, transfer or disposition (the “Offered Interest”), and the other pertinent and reasonable details of such proposed or intended sale, transfer or disposition.  Grantee shall thereupon have fifteen (15) days after receipt of the Transfer Notice to notify Grantor in writing that Grantee desires to participate in such sale, transfer or disposition and contribute the Overriding Royalty, or some portion thereof, as a part of the properties to be covered by such sale, transfer or disposition.  Failure of Grantee to notify Grantor in writing that Grantee desires to participate in such sale, transfer or disposition within such fifteen (15) day period shall be deemed an election by Grantee not to participate.  If Grantee does timely submit its notice to Grantor (i) the Burdened Interest, or portion thereof that is to be covered by such sale, transfer or disposition, shall not be sold or disposed of separate and apart of the Overriding Royalty (or portion thereof as designated by Grantee in its notice) and (ii) Grantor and Grantee shall mutually agree upon the price or value that Grantee shall receive upon conclusion of such sale, transfer or disposition for the Overriding Royalty (or portion thereof) that is to be a part of the properties covered by such sale, transfer or disposition.  In the event Grantor and Grantee cannot so mutually agree, Grantor and Grantee shall retain the services of a petroleum reservoir engineer experienced in the valuation of oil and gas properties employed by Ryder Scott & Associates of Houston, Texas (or its successors in interest) to serve as the sole arbiter of such disagreement (the “Arbiter”).  In the event Ryder Scott & Associates (or its successor in interest) is unwilling or incapable of having one of its petroleum reservoir engineers serve as Arbiter, then Grantor and Grantee shall mutually agree on the person to serve as Arbiter, and in the event Grantor and Grantee cannot so mutually agree, the selection of the Arbiter shall be made by a federal judge sitting in the Southern District of New York in the borough of Manhattan, New York, New York, upon petition filed by either Grantor or Grantee requesting that such selection be made.  The decision of the Arbiter as to such price or value Grantee shall receive shall be delivered by the Arbiter within ten (10) days of his retention, and shall be final as to Grantor and Grantee for all purposes.  The costs of such Arbiter shall be borne equally by Grantor and Grantee.

12.           Grantor shall have the right without the joinder of Grantee to release, surrender and/or abandon its Burdened Interest, or any part thereof, or interest therein, even though the effect of such release, surrender or abandonment will be to release, surrender or abandon the Overriding Royalty; provided, however, that Grantor shall not release, surrender or abandon any Burdened Interest unless and until Grantor has determined in good faith that such Burdened Interest will no longer produce in paying quantities, and provided further that, Grantor will, at least thirty (30) days prior to the release, surrender or abandonment (unless a lesser period of time governing such release, surrender or abandonment is provided for in an applicable operating agreement entered into by and between Grantor and a person or entity that is not an Affiliate of Grantor, in which case at least the number of days provided for in such lesser time period) of any Burdened Interest, or any part thereof or interest therein, notify Grantee (in writing, giving a description of each Burdened Interest, or part thereof or interest therein, proposed to be released, surrendered or abandoned, and the date upon which such release, surrender or abandonment is projected to occur) and, if Grantee shall so request, Grantor shall assign to Grantee the interests proposed to be released, surrendered or abandoned, together with the interest attributable to the Burdened Interests in all equipment located thereon or used in connection therewith; provided further that, in the event of such an assignment from Grantor to Grantee, Grantee shall pay to Grantor the salvage value of any equipment so conveyed by Grantor to Grantee.

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13.           Without prior written notice to Grantee providing Grantee with the opportunity to acquire the affected interest of Grantor at no additional cost to Grantee other than assumption by Grantee of the obligations of Grantor pertaining to the affected interest, Grantor shall not elect to be a non-participating party (whether pursuant to an operating agreement or other agreement or arrangement, including without limitation, non-consent rights and obligations imposed by statute and/or regulatory agency) with respect to any drilling, deepening, plugging back, reworking, sidetracking or completion (or other) operation on any Burdened Interest or elect to be an abandoning party with respect to a well located on any Burdened Interest; provided, however, if such direct acquisition by Grantee would be prohibited by the applicable operating agreement or other agreement or arrangement and Grantee has timely notified Grantor that Grantee elects to acquire such affected interest, Grantor agrees to use reasonable commercial efforts to enter into a mutually satisfactorily contractual arrangement with Grantee that would allow Grantee to indirectly acquire such affected interest, or have the same economic consequences of ownership of such affected interest, and not be in violation or breach of such applicable operating agreement or other agreement or arrangement.  Grantor agrees to provide such prior written notice to Grantee as soon as is reasonably possible in order to afford Grantee as much time as reasonably possible to respond.  Such prior written notice shall include information advising Grantee of the time period required by the applicable operating agreement, other agreement or arrangement for response on this matter, and failure on the part of Grantee to notify Grantor of its election to acquire such affected interest within such time period shall be deemed an election by Grantee to not acquire such affected interest.  Notwithstanding anything to the contrary contained herein, Grantor shall not elect, as to any Burdened Interest, to be a non-participating party with respect to any operation contemplated in this Section 13 in the event Grantor or any Affiliate of Grantor will also be a participating party in such operation.

14.           The Overriding Royalty shall apply to all renewals, extensions and other similar arrangements (and/or interests therein) of the Subject Leases insofar as they cover Subject Lands and relate to Burdened Interests.  A new lease taken before the expiration of the existing Subject Lease which it replaced or within one (1) year after expiration of such Subject Lease, and covering the same interest (or any part thereof) that was covered by the Subject Lease, shall be considered a renewal or extension for the purposes hereof.  Additionally, the Overriding Royalty shall continue in force and effect and not be extinguished in the event Grantor acquires the mineral estate covered by a Subject Lease and thereafter releases such Subject Lease.

15.           The agreements and obligations of Grantor in Sections 11 and 13 above shall not be covenants running with the land and shall be personal agreements and obligations of Grantor and any Affiliate of Grantor that shall terminate upon a sale, transfer or disposition of Grantor’s Burdened Interest to a third party that is not an Affiliate of Grantor.  All other covenants and agreements of Grantor herein contained shall be deemed to be covenants running with the Burdened Interest.  All of the provisions hereof shall inure to the benefit of Grantee and its successors and assigns.

16.           All communications required or permitted to be given under this Conveyance shall be in writing and shall be given by registered or certified mail, postage prepaid or telecopy, or by personal service (including express or courier service), and addressed to the addresses specified at the beginning of this Conveyance (or to such other address or telecopy number as may be designated in writing in accordance herewith).  Notices shall be deemed given upon receipt.

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17.           This Conveyance is being executed in several counterparts, all of which are identical, except that, to facilitate recordation, in certain counterparts hereof only that portion of Exhibit “A” which contains specific descriptions of the Subject Lands located in the recording jurisdiction in which the counterpart is to be recorded shall be included, and all other portions of Exhibit “A” shall be included by reference only.  Complete copies of this Conveyance containing the entire Exhibit “A” have been retained by Grantor and Grantee.  All of such counterparts together shall constitute but one and the same instrument.

18.           EXCEPT AS TO MATTERS WHICH RELATE TO OR IMPACT THE SUPERIOR RIGHTS GRANTED UNDER SECTION 9 HEREOF,  INCLUDING, BUT NOT LIMITED TO THE NATURE, ENFORCEMENT AND PRIORITY OF SUCH RIGHTS, WHICH SHALL BE GOVERNED BY THE LAW OF THE STATE OF WEST VIRGINIA AND THE LAWS OF THE UNITED STATES, THEN WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THIS CONVEYANCE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT TO THE EXTENT THAT THE LAW OF A STATE IN WHICH A PORTION OF THE OVERRIDING ROYALTY IS LOCATED (OR WHICH IS OTHERWISE APPLICABLE TO A PORTION OF THE OVERRIDING ROYALTY) NECESSARILY OR, IN THE SOLE DISCRETION OF GRANTEE, APPROPRIATELY GOVERNS, WITH RESPECT TO PROCEDURAL AND SUBSTANTIVE MATTERS RELATING TO THE CREATION, PERFECTION AND VESTING OF THE OVERRIDING ROYALTY, AND OTHER RIGHTS AND REMEDIES OF THE GRANTEE GRANTED HEREIN, THE LAW OF SUCH STATE SHALL APPLY AS TO THAT PORTION OF THE OVERRIDING ROYALTY LOCATED IN (OR WHICH IS OTHERWISE SUBJECT TO THE LAWS OF) SUCH STATE.  EXCEPT AS TO MATTERS WHICH RELATE TO OR IMPACT THE SUPERIOR RIGHTS GRANTED UNDER SECTION 9 HEREOF,  INCLUDING, BUT NOT LIMITED TO THE NATURE, ENFORCEMENT AND PRIORITY OF SUCH RIGHTS, GRANTOR AND GRANTEE HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  GRANTOR AND GRANTEE HEREBY IRREVOCABLY WAIVE PERSONAL SERVICE OF PROCESS AND CONSENT TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS SHOWN ABOVE FOR SUCH PARTY, AND AGREE THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.  THE PARTIES ACKNOWLEDGE THAT GRANTEE’S PRINCIPAL PLACE OF BUSINESS IS IN THE STATE OF NEW YORK AND GRANTEE HAS PROVIDED MONIES TO GRANTOR FROM ITS BANK ACCOUNT LOCATED IN THE STATE OF NEW YORK.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS CONVEYANCE OR ANY TRANSACTION CONTEMPLATED HEREBY.

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19.           It is not the intent of the Grantor or Grantee that any provision herein violate any applicable law regarding the rule against perpetuities, and this Conveyance shall be construed as not violating such rule to the extent the same can be construed consistent with the expressed intent of the Grantor and Grantee as set forth in this Conveyance.  In the event, however, that any provision of this Conveyance is determined to violate such rule, then such provision shall nevertheless be effective for the maximum period (but not longer than the maximum period) permitted by such rule that will result in no such violation.  To the extent such maximum period is permitted to be determined by reference to lives in being, Grantor and Grantee agree that “lives in being” shall refer to the lifetime of the last to die of the now living lineal descendants of  George Herbert Walker Bush, 41st President of the United States of America.

IN WITNESS WHEREOF, this Conveyance is executed as of the date indicated below, effective as of 7 o'clock a.m. local time at the locations of the Subject Lands, respectively on July 1, 2009 (the “Effective Time”)

[signatures and acknowledgement pages to follow]

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“GRANTOR”

VELOCITY ENERGY PARTNERS LP,
BY VELOCITY ENERGY LIMITED, ITS GENERAL PARTNER

By:	/s/ D. E. Vandenberg
D. E. Vandenberg, President

“GRANTEE”

LONGVIEW MARQUIS MASTER FUND, L.P.

By: Summerline Asset Management, LLC
Its: Investment Adviser

By:
Robert J. Brantman
Its: Co-Managing Member

ACKNOWLEDGEMENTS

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

The foregoing instrument was acknowledged before me this 1st day of October, 2009, by D. E. Vandenberg, as President of Velocity Energy Limited LLC, a Texas limited liability company, as General Partner of Velocity Energy Partners LP, a Delaware limited partnership, on behalf of said entity.

My commission expires:
Signature

Name (Printed, Typed of Stamped)
Notary Public - State of Texas

STATE OF NEW YORK	)
) ss:
COUNTY OF WESTCHESTER	)

The foregoing instrument was acknowledged before me on this ___ day of October, 2009, by Robert J. Brantman, Co-Managing Member of Summerline Asset Management, LLC, as investment adviser to Longview Marquis Master Fund, L.P., a British Virgins Island limited partnership, as the act and deed of such entity on behalf of said limited partnership.

Notary Public, State of New York and County of

[SEAL]

(printed name)

My commission expires:

EXHIBIT “A”

EXHIBIT A  ALL WELLS
CLASSIC OIL & GAS
RESOURCES, INC.

WELL	LEASE			LEASE	LEASE	RECORDING		BPO	BPO	APO	APO
NAME	NAME	PROSPECT	COUNTY	DATE	ACRES	BOOK	PAGE	WI	NRI	WI	NRI
ADKINS #1 PDP	Adkins, Artimus & Glenna E.	INDIAN CREEK	WYOMING	02/01/99	7.71	399	733	15.000	12.825	15.000	12.825
AUREDNICK #1 PDP	Aurednick, Robert	CLEAR FORK	WYOMING	04/07/05	8.00	433	906	2.500	2.450	2.500	2.450
BOBO #1 PDP	Bobo, Mildred Vance & Charles R.	GILBERT CREEK	MINGO	02/15/62	60.00	BCL 43	294	75.000	66.250	75.000	66.250
BOLEN#1 PDP	Bolen, Norvel & Darlene	OCEANA EAST	WYOMING	10/12/05	15.00	437	721	1.039	1.119	1.039	1.119
BROWNING #1 PDP	Browning, Emmett & Deborah	CLEAR FORK	WYOMING	04/23/05	15.00	433	903	2.500	2.470	2.500	2.470
BRYANT #1 PDP	Bryant, Johnny, Jr.	OCEANA	WYOMING	05/12/07	6.00	437	691	4.000	3.300	4.000	3.300
CHAMBERS #1 PDP	Chambers, Watson; Post, Mary Jo & Jack	CLEAR FORK	WYOMING	09/23/03	186.00	417	971	1.500	1.670	1.500	1.670
CNB 748 PDP	Charleston National Bank (assignment)	BOONE COUNTY	BOONE	10/01/77	WELLBORE	O&G 23	775	100.000	80.280	100.000	80.280
CLINE, B. #1 PDNP	Cline, Bobby & Yvonne	CLEAR FORK	WYOMING	04/09/05	31.94	433	922	2.500	2.550	2.500	2.550
CLINE, ELMER #1 PDP	Cline, Elmer et al.	GILBERT CREEK	MINGO	10/09/61	113.00	BCL 42	331	100.000	87.500	100.000	87.500
CLINE, ELMER #2 PDP	Cline, Elmer et al.	GILBERT CREEK	MINGO	10/09/61	113.00	BCL 42	331	15.500	15.250	15.500	15.250
CLINE, R. S. #1 PDP	Cline, R. S. & Sadie	ELK LICK	WYOMING	02/01/98	88.00	393	920	30.000	27.650	30.000	27.650
COOK #1 PDP	Cook, George R.	OCEANA EAST	WYOMING	03/27/06	30.00	433	950	5.526	4.560	5.526	4.560
COOK #1 PDP	Cook, Larry W.	OCEANA EAST	WYOMING	03/27/06	30.00	433	948	5.526	4.560	5.526	4.560
COOK #2 PDP	Cook, George R.	OCEANA EAST	WYOMING	03/27/06	30.00	433	950	1.039	0.857	1.039	0.857

EXHIBIT A  ALL WELLS
CLASSIC OIL & GAS
RESOURCES, INC.

WELL	LEASE			LEASE	LEASE	RECORDING		BPO	BPO	APO	APO
NAME	NAME	PROSPECT	COUNTY	DATE	ACRES	BOOK	PAGE	WI	NRI	WI	NRI
COOK #2 PDP	Cook, Larry W.	OCEANA EAST	WYOMING	03/27/06	30.00	433	948	1.039	0.857	1.039	0.857
COOKE, H. #1 PDP	Cooke, Harry G. Jr. & Lillian et al.	OCEANA EAST	WYOMING	12/06/05	68.90	433	958	5.000	4.300	5.000	4.300
CRAIG #1 PDP	Craig, Carol	CLEAR FORK	WYOMING	04/22/05	8.53	433	899	2.500	2.450	2.500	2.450
DAVIS #1 PDP	Davis, Leonard	CLEAR FORK	WYOMING	04/08/05	84.00	433	928	2.000	2.225	2.000	2.225
ELLIS #1 PDP	Goad, Conley	GILBERT CREEK	MINGO	02/15/62	94.90	47	331	100.000	87.500	100.000	87.500
ELLIS #2 PDP	Goad, Conley	GILBERT CREEK	MINGO	02/15/62	94.90	47	331	19.500	18.670	19.500	18.670
FIELDS, BOB #1 PDNP	Fields, Bobby (Fields Furn. & Appliance)	OCEANA	WYOMING	05/03/06	16.348	433	946	4.000	3.280	4.000	3.280
FOX #1 PDP	Fox, William L.	OCEANA	WYOMING	12/02/06	23.33	437	712	5.000	4.850	5.000	4.850
FOX #1 PDNP (BP)	Fox, William L.	OCEANA	WYOMING	12/02/06	23.33	437	712	5.000	4.850	5.000	4.850
FOX #2 PDP	Fox, William L.	OCEANA	WYOMING	12/02/06	18.50	437	714	4.000	3.300	4.000	3.300
HATFIELD #1 PDP	Hatfield, Wayne, Jr. (C. R. Rentals)	OCEANA	WYOMING	03/21/06	5.50	433	916	1.039	1.119	1.039	1.119
HUGHES #1 PDP	Hughes, Bobby et al	CLEAR FORK	WYOMING	04/26/05	39.00	433	924	2.500	2.450	2.500	2.450
JACKSON #1 PDP	Jackson, Gerald R. & Geraldine et al.	OCEANA EAST	WYOMING	12/30/06	10.00	437	707	4.000	3.300	4.000	3.300
JACKSON #1 PDNP (BP)	Jackson, Gerald R. & Geraldine et al.	OCEANA EAST	WYOMING	12/30/06	10.00	437	707	4.000	3.300	4.000	3.300
JEWELL #1 PDP	Jewell, Harry & Donna Sue III	OCEANA EAST	WYOMING	07/05/06	13.00	433	920	1.039	1.119	1.039	1.119

EXHIBIT A  ALL WELLS
CLASSIC OIL & GAS
RESOURCES, INC.

WELL	LEASE			LEASE	LEASE	RECORDING		BPO	BPO	APO	APO
NAME	NAME	PROSPECT	COUNTY	DATE	ACRES	BOOK	PAGE	WI	NRI	WI	NRI
LAMB #1 PDP	Lamb, Alfred Neale	OCEANA EAST	WYOMING	10/12/05	8.14	433	971	1.039	1.119	1.039	1.119
LAMB #1 PDP	Lamb, Wilda Faye	OCEANA EAST	WYOMING	10/12/05	8.14	433	973	1.039	1.119	1.039	1.119
LAMB #1 PDNP	Lamb, Alfred Neale	OCEANA EAST	WYOMING	10/12/05	8.14	433	971	1.039	1.119	1.039	1.119
LAMB #1 PDNP	Lamb, Wilda Faye	OCEANA EAST	WYOMING	10/12/05	8.14	433	973	1.039	1.119	1.039	1.119
LANDIS #1 PDP	Landis, Todd et al	CLEAR FORK	WYOMING	05/27/05	750.00	433	936	1.500	1.670	1.500	1.670
LANDIS #2 PDP	Landis, Todd et al	CLEAR FORK	WYOMING	05/27/05	750.00	433	936	1.500	1.670	1.500	1.670
LANDIS #3 PDP	Landis, Todd et al	CLEAR FORK	WYOMING	05/27/05	750.00	433	936	2.500	2.470	2.500	2.470
McGRAW #1 PDP	McGraw, Minnie Heirs	PECKS MILL - LF	LOGAN	03/01/02	63.54	38	175	10.000	9.000	10.000	9.000
MEADOWS #1 PDP	Meadows, Gerald	BRENTON	WYOMING	12/14/99	5.35	403	646	100.000	87.500	100.000	87.500
NLC CHURCH #1 PDP	New Life Community Church	OCEANA EAST	WYOMING	12/05/05	2.30	433	954	5.000	4.850	5.000	4.850
NLC #1 PDNP (BP)	New Life Community Church	OCEANA EAST	WYOMING	05/01/07	1.31	442	337	5.000	4.850	5.000	4.850
OWENS #1 PDP	Owens, Glenetta	GARDEN GAP	WYOMING	07/02/98	62.00	397	773	20.000	18.300	20.000	18.300
PCHC 1309 B PDP	Spears, Denvil	OCEANA	WYOMING	06/30/06	614.68	433	991	1.813	1.523	1.813	1.523
PCHC 1309 B PDP	Spears, Eula	OCEANA	WYOMING	06/30/06	614.68	433	993	1.813	1.523	1.813	1.523
PCT #115 PDP	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,808.50	513	9	5.500	4.510	2.955	2.425

EXHIBIT A  ALL WELLS
CLASSIC OIL & GAS
RESOURCES, INC.

WELL	LEASE			LEASE	LEASE	RECORDING		BPO	BPO	APO	APO
NAME	NAME	PROSPECT	COUNTY	DATE	ACRES	BOOK	PAGE	WI	NRI	WI	NRI
PCT #128 PDP	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,808.50	513	9	1.500	1.230	0.775	0.635
PCT #129 PDP (APO)	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,808.50	513	9	5.500	4.510	2.955	2.425
PCT #130 PDP	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,808.50	513	9	5.500	4.510	2.955	2.425
PCT #131 PDP (APO)	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,808.50	513	9	2.500	2.050	1.410	1.155
PCT #132 PDP	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,808.50	513	9	5.500	4.510	2.955	2.425
PCT #133 PDP	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,808.50	513	9	2.000	1.640	1.035	0.850
PCT #134 PDP	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,808.50	513	9	5.000	4.100	2.585	2.120
PCT #134 PDNP (BP)	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,808.50	513	9	5.000	4.100	2.585	2.120
PCT #135 PDP	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,808.50	513	9	5.500	4.510	2.955	2.425
PCT #136 PDP	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,808.50	513	9	12.500	10.025	6.465	5.300
PCT #137 PDP (APO)	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,808.50	513	9	5.500	4.510	2.955	2.425
PCT #138 PDP	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,808.50	513	9	2.500	2.050	1.290	1.060
PCT #140 PDP	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,808.50	513	9	1.500	1.230	0.775	0.635
PCT #141 PDP	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,808.50	513	9	5.500	4.510	2.955	2.425
PCT #142 PDP	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,808.50	513	9	0.500	0.410	0.260	0.215

EXHIBIT A  ALL WELLS
CLASSIC OIL & GAS
RESOURCES, INC.

WELL	LEASE			LEASE	LEASE	RECORDING		BPO	BPO	APO	APO
NAME	NAME	PROSPECT	COUNTY	DATE	ACRES	BOOK	PAGE	WI	NRI	WI	NRI
PCT #143 PDP (APO)	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,808.50	513	9	5.500	4.510	2.955	2.425
PCT #145 PDNP	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,808.50	513	9	3.000	2.460	1.274	1.554
PCT #146 PDP	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,808.50	513	9	1.500	1.230	0.775	0.635
PCT #149 PDNP	R&B Petroleum (farmout)	YUKON - N	McDOWELL	08/01/03	7,808.50	513	9	2.500	2.050	1.292	1.059
PCT #150 PDP	R&B Petroleum (farmout)	YUKON - N	McDOWELL	08/01/03	7,808.50	513	9	2.500	2.050	1.290	1.060
PCT #152 PDP (APO)	R&B Petroleum (farmout)	YUKON - N	McDOWELL	08/01/03	7,808.50	513	9	2.500	2.050	1.290	1.060
PCT #153 PDP	R&B Petroleum (farmout)	YUKON - N	McDOWELL	08/01/03	7,808.50	513	9	2.500	2.050	1.290	1.060
PCT #154 PDP	R&B Petroleum (farmout)	YUKON - N	McDOWELL	08/01/03	7,808.50	513	9	18.500	15.170	9.565	7.845
PCT #156 PDP	R&B Petroleum (farmout)	YUKON - N	McDOWELL	08/01/03	7,808.50	513	9	1.500	1.230	0.775	0.635
PCT #157 PDP	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,808.50	513	9	2.500	2.050	1.410	1.155
PCT #160 PDP	R&B Petroleum (farmout)	YUKON - N	McDOWELL	08/01/03	7,808.50	513	9	2.500	2.050	1.410	1.155
PCT #161 PDP	R&B Petroleum (farmout)	YUKON - N	McDOWELL	08/01/03	7,808.50	513	9	5.500	4.510	2.955	2.425
PCT #162 PDP	R&B Petroleum (farmout)	YUKON - N	McDOWELL	08/01/03	7,808.50	513	9	5.500	4.510	2.955	2.425
PCT #163 PDP	R&B Petroleum (farmout)	YUKON - N	McDOWELL	08/01/03	7,808.50	513	9	5.500	4.510	2.955	2.425
PCT #164 PDP	R&B Petroleum (farmout)	YUKON - N	McDOWELL	08/01/03	7,809.50	513	9	5.500	4.510	2.955	2.425

EXHIBIT A  ALL WELLS
CLASSIC OIL & GAS
RESOURCES, INC.

WELL	LEASE			LEASE	LEASE	RECORDING		BPO	BPO	APO	APO
NAME	NAME	PROSPECT	COUNTY	DATE	ACRES	BOOK	PAGE	WI	NRI	WI	NRI
PCT #166 PDP	R&B Petroleum (farmout)	YUKON - N	McDOWELL	08/01/03	7,809.50	513	9	5.500	4.510	2.955	2.425
PCT #167 PDP	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,809.50	513	9	2.500	2.050	1.410	1.155
PCT #168 PDP	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,809.50	513	9	9.000	7.380	4.655	3.815
PCT #169 PDP	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,809.50	513	9	1.500	1.230	0.775	0.635
PCT #173 PDNP	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,809.50	513	9	5.500	4.510	2.844	2.332
PCT #175 PDP	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,809.50	513	9	2.500	2.050	1.410	1.155
PCT #176 PDNP	R&B Petroleum (farmout)	YUKON - S	McDOWELL	08/01/03	7,809.50	513	9	12.500	10.250	6.465	5.300
PENNINGTON #1 PDP	Pennington, Chauncey Greg & Verna	CLEAR FORK	WYOMING	07/29/05	1.00	433	942	2.500	2.550	2.500	2.550
PENN VA. #920 PDP	Rayland (wellbore assignment)	ANAWALT	McDOWELL	11/14/96	WELLBORE	470	754	100.000	87.500	100.000	87.500
SHORT, A. #1 PDP	Short, Agnes	CLEAR FORK	WYOMING	05/04/06	10.92	433	938	2.000	2.225	2.000	2.225
SHORT, A. #1 PDP	Childress, Glenna Sue	CLEAR FORK	WYOMING	05/04/05	10.00	433	897	2.000	2.225	2.000	2.225
SHORT, A. #1 PDP	Short, Roy & Elga	CLEAR FORK	WYOMING	04/26/05	4.00	433	895	2.000	2.225	2.000	2.225
SMITH #1 PDP	Smith, Byron & Reba	GILBERT CREEK	MINGO	01/01/98	36.70	91	301	20.000	19.100	20.000	19.100
SPEARS #1 PDP	Spears, Denvil	OCEANA EAST	WYOMING	06/30/06	95.00	433	991	4.500	3.690	4.500	3.690
SPEARS #1 PDP	Spears, Eula	OCEANA EAST	WYOMING	06/30/06	95.00	433	993	4.500	3.690	4.500	3.690

EXHIBIT A  ALL WELLS
CLASSIC OIL & GAS
RESOURCES, INC.

WELL	LEASE			LEASE	LEASE	RECORDING		BPO	BPO	APO	APO
NAME	NAME	PROSPECT	COUNTY	DATE	ACRES	BOOK	PAGE	WI	NRI	WI	NRI
STEPP #1 PDP	Stepp, Grover C. & Madeleen C.	OCEANA	WYOMING	03/10/06	4.00	433	910	6.500	5.500	6.500	5.500
STEPP #1 PDNP (BP)	Stepp, Grover C. & Madeleen C.	OCEANA	WYOMING	03/10/06	4.00	433	910	6.500	5.500	6.500	5.500
TINSLEY #1 PDNP	Tinsley, Rhein	GILBERT CREEK	MINGO	04/15/02	180.47			100.000	77.500	100.000	77.500
TOLER, C. #1 PDP	Toler, Cordie Lee	CLEAR FORK	WYOMING	04/09/05	42.20	433	908	1.500	1.670	1.500	1.670
TOLER, D. #1 PDP	Toler, Danny Lee & Rita Fay	CLEAR FORK	WYOMING	08/01/02	44.50	433	893	25.374	20.568	25.374	20.568
TOLER, D.R. #1 PDP	Toler, Dewey Ray	OCEANA EAST	WYOMING	04/04/06	0.07	433	952	4.000	3.280	4.000	3.280
TOLER, D.R. #1 PDNP (BP)	Toler, Dewey Ray	OCEANA EAST	WYOMING	04/04/06	0.07	433	952	4.000	3.280	4.000	3.280
TOLER, J. #1 PDP	Toler, Daniel D. & Rosana	CLEAR FORK	WYOMING	09/13/05	19.00	433	964	2.500	2.550	2.500	2.550
TOLER, J. #1 PDP	Toler, Danny Lee & Rita Fay	CLEAR FORK	WYOMING	05/15/05	4.00	433	891	2.500	2.550	2.500	2.550
TOLER, K. #1 PDP	Toler, Kenneth E. & Shirley A.	CLEAR FORK	WYOMING	04/09/05	19.00	433	901	43.500	35.940	43.500	35.940
TOLER, M. #1 PDP	Toler, Marian	CLEAR FORK	WYOMING	04/20/05	25.00	433	918	2.500	2.550	2.500	2.550
TOLER, T. #1 PDP	Toler, Tommy & Leda	CLEAR FORK	WYOMING	04/09/05	10.79	433	926	2.000	2.225	2.000	2.225
WEST, S. #1 PDP	West, Stanley D. & Patricia K.	CLEAR FORK	WYOMING	01/17/03	11.30	433	930	27.675	25.009	27.675	25.009
WEST, S. #2 PDNP	Davis, Leonard (1/14 int)	CLEAR FORK	WYOMING	05/05/05	196.74	433	981	2.500	2.550	2.500	2.550
WEST, S. #2 PDNP	Laughlin, James H. (1/14 int)	CLEAR FORK	WYOMING	05/02/05	196.74	433	983	2.500	2.550	2.500	2.550

EXHIBIT A  ALL WELLS
CLASSIC OIL & GAS
RESOURCES, INC.

WELL	LEASE			LEASE	LEASE	RECORDING		BPO	BPO	APO	APO
NAME	NAME	PROSPECT	COUNTY	DATE	ACRES	BOOK	PAGE	WI	NRI	WI	NRI
WEST, S. #2 PDNP	West, Stanley D. & Patricia K. (1/7 interest)	CLEAR FORK	WYOMING	04/27/05	196.74	433	979	2.500	2.550	2.500	2.550
WEST, S. #2 PDNP	Zupanick, Joe (5/7 int)	CLEAR FORK	WYOMING	09/30/05	196.74	433	977	2.500	2.550	2.500	2.550
WEST, S. #3 PDP	Davis, Leonard (1/14 int)	CLEAR FORK	WYOMING	05/05/05	196.74	433	981	5.000	4.125	5.000	4.125
WEST, S. #3 PDP	Laughlin, James H. (1/14 int)	CLEAR FORK	WYOMING	05/02/05	196.74	433	983	5.000	4.125	5.000	4.125
WEST, S. #3 PDP	West, Stanley D. & Patricia K. (1/7 interest)	CLEAR FORK	WYOMING	04/27/05	196.74	433	979	5.000	4.125	5.000	4.125
WEST, S. #3 PDP	Zupanick, Joe (5/7 int)	CLEAR FORK	WYOMING	09/30/05	196.74	433	977	5.000	4.125	5.000	4.125
WEST ET AL #1 PDP	West, Stanley, Smith, Joyce, West, Oscar	CLEAR FORK	WYOMING	05/17/05	2.00	433	975	2.000	2.225	2.000	2.225
WRIGHT, B. #1 PDP	Wright, Brian H.	KIMBALL	WYOMING	12/02/05	9.355	513	104	4.500	3.715	4.500	3.715